Loss per share (Details Narrative)	12 Months Ended
Dec. 31, 2022
Description of stock split	Ordinary Shares on a one for 20 basis. As a result the par value of the Ordinary Shares was changed from £0.001 per share to £0.02 per share. The denominator has been calculated to reflect the share consolidation.